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                                                                    Exhibit 10-Z

                           DIRECT MARKETING AGREEMENT

    This AGREEMENT, dated effective as of December 15, 1999 by and among Advanta Bank Corp. ("ABC"), a corporation having a place of business at 11850 Election Road, Salt Lake City, Utah, 84020 and CFM DIRECT ("CFM"), having a place of business at Oakbrook Terrace Tower, One Tower Lane, Suite 2400, Oakbrook Terrace, IL 60181.


                                   WITNESSETH

    WHEREAS, CFM is in the business of providing direct mail and other marketing services; and

    WHEREAS, ABC is in the commercial credit card business, seeks to attract customers interested in obtaining commercial credit cards ("Customers") and markets its commercial credit cards in a manner consistent with CFM's business; and

    WHEREAS, ABC wishes to retain CFM to perform various services in connection with ABC's direct marketing program for originating its commercial credit cards, and CFM is willing to undertake to perform such services, as more particularly set forth below;

    NOW THEREFORE, the parties hereto, in consideration of the mutual premises and covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:


    SECTION 1.    PERFORMANCE OF SERVICES BY CFM
    ----------    ------------------------------

    A. CFM shall develop and execute marketing programs for the origination of MasterCard credit cards from prospective commercial Customers, including, but not limited to, creative development, list sourcing, list processing and file audits. Prospective commercial Customers to whom CFM mails promotional material applications will be selected by CFM in accordance with criteria established by ABC. The particulars of each mail campaign, including the number of prospective Customers to be solicited, shall be documented in the form attached hereto as Schedule A (the "Schedule"). The parties hereby acknowledge that the actual number of prospective Customers to be solicited in any mail campaign may be larger or smaller than that listed
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written approval before using any particular type or form of marketing material
(such as layout and copy, paper, envelopes and the like), and CFM shall obtain ABC's prior written approval with respect to all mailing lists CFM proposes to use with respect to such mailings, which approval shall not be unreasonably withheld.

     B. CFM may, in its discretion, seek and retain one or more subcontractors, agents or other representatives ("Outside Agents") to perform all or any portion of the services it has undertaken to perform hereunder.
CFM shall obtain ABC's prior written approval before utilizing the services of any such Outside Agents, and CFM shall cause such Outside Agents to execute a confidentiality agreement in the form attached hereto as Exhibit "A-1".

     C. CFM shall perform its obligations hereunder and shall complete the mailings for the origination of ABC credit cards as agreed pursuant to each Schedule provided, however, that the completion of such mailings may be delayed up to 60 days without constituting a breach of this Agreement by CFM, to the extent that such delay: 1) is caused by a subcontractor engaged by CFM on the recommendation of ABC and/or 2) is specifically requested in writing by ABC.

     D. ABC will cooperate fully with CFM in CFM's performance of its duties hereunder and, upon request, will provide such advice and render such assistance as CFM may reasonably request; provided, however, that nothing in this Section 1.D. shall be deemed to impose any obligation upon ABC to provide any financial contribution or assistance to CFM. CFM may, but shall not be obliged to, rely upon any advice provided by ABC, it being agreed and understood that CFM and ABC are completely independent and unrelated parties and that CFM is free to exercise its own discretion and judgment in fulfilling its obligations hereunder.

     E. At the request of ABC from time to time, CFM will inform ABC as to what steps it has taken, is taking and is intending to take to fulfill, or to cause to be fulfilled, CFM's obligations hereunder.





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    SECTION 2.  PAYMENT FOR SERVICES
    ----------  --------------------

    A. ABC shall compensate CFM for performance of its obligations under this Agreement in the manner specified below, which compensation may be amended only in writing by the parties hereto.

    B. ABC will make progress payments to CFM as outlined in each Schedule. These payments are intended as progress payments and are not to be construed as guarantees or compensation by ABC to CFM. Subject to the following paragraph, ABC will pay CFM for each credit card "Account Booked". An "Account Booked" is a properly established credit card account which meets ABC's credit underwriting and other standard criteria and which is opened as a result of marketing programs developed by CFM and which is reflected on the report furnished to CFM by ABC. Compensation to CFM, if any, with respect to properly established credit card accounts opened shall be determined as agreed to by the parties within sixty (60) days of the date the final statement of compensation to CFM is rendered pursuant to each Schedule.

    C. On the dates stated in each Schedule (or if any such date is not a business date for ABC, on the next succeeding business day), ABC shall prepare, certify and deliver to CFM a statement setting forth CFM's Compensation (as defined in each Schedule), and based on a statement from ABC setting forth the total number of Accounts Booked as of the previous month end resulting from the origination of credit cards under the programs developed by CFM. In order to calculate the above accurately, the responses received and credit cards issued by ABC will be coded by the application processor so as to identify them as resulting from the marketing programs developed by CFM. Notwithstanding the foregoing, however, in the event that the completion of mailings for the origination of credit cards is delayed pursuant to Paragraph C of Section 1 of this Agreement, the preparation of statements, and any payments due as a result thereof shall be delayed by the same amount of time as the aforesaid delay in the completion of mailings.

    D. The parties hereto have used their experience and best efforts to accurately and fully anticipate the costs, and thereby the appropriate payments


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associated with the program contemplated hereunder. The parties acknowledge that the pricing in each Schedule reflects expenditures which are anticipated to be incurred by CFM in performing its obligations under this Agreement. Nevertheless, in the event that any material cost-related discrepancies occur and/or such expenditures are materially larger or smaller than those anticipated (unless due to the negligence of or willful breach by CFM), the parties hereto agree to resolve such in good faith and through fair dealing within sixty (60) days of the date the final statement of compensation to CFM is rendered pursuant to each Schedule.


     SECTION 3.   RELATIONSHIP BETWEEN THE PARTIES

     Each of the parties hereto is acting as a principal and not as an agent of the other, and the relationship and arrangements created hereunder shall not create, and shall not be deemed to create, a partnership, joint venture or any similar relationship or arrangements between the parties hereto. In carrying out its duties and performing its obligations hereunder, each of the parties hereto is acting as an independent contractor, and the employees, subcontractors, agents or other representatives of one of them shall not be deemed to be employees, subcontractors, agents or other representatives of the other.

     SECTION 4.   REPRESENTATIONS AND WARRANTIES

     A.    ABC represents, warrants and covenants to CFM that:

     1. ABC is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah; it has the power and authority to conduct all of the activities conducted by it and to own or lease all of the assets owned or leased by it; and it is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it and/or the character of the assets owned or leased by it makes such qualification or licensing necessary. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by ABC has been taken, and no other consent, approval or other authorization of any government, governmental agency or other third party is

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necessary for the execution, delivery and performance of this Agreement by ABC, or if any such consent, approval or authorization is necessary, it has been obtained.

    2. There is no material action, suit, proceeding or investigation pending, or, to the extent of its knowledge, threatened, against or affecting ABC or any of its assets. ABC is not in default under or with respect to any judgment, order, writ, injunction or decrees of any court of any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality. ABC is not involved in any labor dispute or disturbance, other than routine grievances, none of which is material. ABC has complied in all material respects with all laws, regulations and orders applicable to it or its business. ABC is not in default in any material respect under any contract or other instrument to which it is a party in any manner which could affect its ability to perform its obligations hereunder.

    3. ABC has the power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof; and this Agreement has been validly executed and delivered by ABC and is intended to be binding upon it in accordance with its terms. Neither the execution and delivery of this Agreement by it nor the consummation of the transaction hereby contemplated to be performed by it will constitute any violation or breach of its Articles of Association or By-Laws or of any provision of any contract or other instrument to which ABC is a party or by which any of its assets may be affected, secured or bound, or any order, writ, injunction, decree, statute, rule or regulations, or will result in the creation of any lien, charge or encumbrance on any of its assets.

    4. ABC has not incurred any liability for finder's or brokerage fees or agent's commissions in connection with this Agreement or the transactions contemplated hereby.

    5. ABC is currently capable of performing its obligations hereunder and knows of no fact or circumstance that could reasonably be anticipated to occur and that would prevent or hinder its full and timely performance of such obligations.


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     6.   Provided that the materials utilized by CFM in originating credit cards pursuant to this agreement are submitted by CFM to ABC for approval prior to use thereof by CFM, ABC shall be solely responsible for assuring that all such materials shall be in full compliance with applicable regulatory requirements including, but not limited to, those under federal Equal Credit Opportunity Act with which ABC and CFM are required to comply in performing their obligations hereunder.

     B.   CFM represents, warrants and covenants to ABC that:
     1. CFM is duly formed, validly existing and in good standing under the laws of the State of Delaware; it has the power and authority to conduct all of the activities conducted by it and to own or lease all of the assets owned or leased by it, and it is duly licensed or qualified to do business and in good standing as a corporation in all jurisdictions in which the nature of the activities conducted by it and/or the character of the assets owned or leased by it makes such qualification or licensing necessary. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by CFM has been taken, and no other consent, approval or authorization of any government, governmental agency or other third party is necessary for the execution and delivery of this Agreement by CFM, or if any such other consent, approval or authorization is necessary, it has been obtained.

     2. There is no action, suit, proceeding or investigation pending, or, to the extent of its knowledge, threatened, against or affecting CFM which would have a materially adverse impact against any of CFM's assets. CFM is not in default under or with respect to any judgment, order, writ, injunction or decree of any court or any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality. CFM is not involved in any labor dispute or disturbance, other than routine grievances, none of which is material. CFM has compiled in all material respects with all laws, regulations and orders applicable to it or its business. CFM is not in default in any material respect under any contract or other instrument to


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which it is a party, and no other party under any such contract or other instrument is in default in any material respect thereunder.

    3. CFM has the power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof; and this Agreement has been validly executed and delivered by CFM and is intended to be binding upon CFM in accordance with its terms. Neither the execution and delivery of this Agreement by CFM nor the consummation of the transactions hereby contemplated to be performed by it will constitute any violation or breach of CFM's Articles or Certificate of Incorporation, its By-Laws or of any provision of any contract or other instrument to which CFM is a party or by which any of its assets may be affected, secured or bound, or in any order, writ, injunction, or decree, or will result in the creation of any lien, charge or encumbrance on any of its assets.

    4. CFM has not incurred any liability for finders's or brokerage fees or agent's commissions in connection with this Agreement or the transactions contemplated hereby.

    5. CFM is currently capable of performing its obligations hereunder and knows of no fact or circumstance that could reasonably be anticipated to occur and that would prevent or hinder its full and timely performance of such obligations.

    6. CFM shall keep all proprietary information about ABC, their business, and their actual or prospective customers confidential during the term of this Agreement and thereafter. Further, CFM shall cause all Outside Agents (as defined in Section 1.B hereof) to keep all such proprietary information of ABC confidential.

    7. Each party warrants that it will correctly handle the change of the century in a standard and compliant manner, meaning that its systems and software will operate and correctly process calculations, interfaces and reports involving dates and all software complies with industry standards regarding the change of the century and the year 2000 compliance.


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     SECTION 5.  INDEMNIFICATION

     A. Each party hereto (the "Indemnifying Party") shall indemnify and hold harmless the other parties hereto from and against, and shall reimburse the other parties hereto for, any and all costs, expenses (including reasonable attorneys' and accountants' fees and charges), charges, claims, losses and liabilities incurred or suffered by such other parties for or on account of, or arising or resulting from, any breach or violation by the Indemnifying Party of any of its representations, warranties, covenants or obligations contained in this Agreement or in any certificate or other document delivered by it to such other parties as provided for herein; it being agreed and understood, however, that no party hereto shall be indemnified hereunder for any cost, expense, charge, claim, loss or liability incurred or suffered by such party as a result of such party's breach or violation of its own representations, warranties, covenants or obligations under this Agreement.

     B. ABC agrees that it shall indemnify and hold harmless CFM from and against, and shall reimburse CFM for, any and all costs, expenses (including reasonable attorneys' and accountants' fees and charges), charges, claims, losses and liabilities incurred or suffered by CFM for or on account of, or arising or resulting from, any claim arising out of or based upon the violation of any patent, trademark copyright laws occasioned by CFM's publication, distribution or other use of any material provided by ABC, in connection with the transactions contemplated herein.

     C. In addition to the foregoing, CFM agrees that it shall indemnify and hold harmless ABC from and against, and shall reimburse ABC for, any and all costs, expenses (including reasonable attorneys' and accountant's fees and charges), charges, claims, losses and liabilities incurred or suffered by ABC for or on account of, or arising or resulting from, any claim arising out of or based upon an Outside Agent's (as defined in Section 1.B above) negligence, willful misconduct, unlawful acts, or breach of its confidentiality agreement in favor of ABC (the form of which agreement is attached hereto as Exhibit "A-1") in connection with the transactions contemplated herein.

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         SECTION 6.    MISCELLANEOUS
         ----------    -------------

         A. Any notice or other communication required or permitted to be given hereunder shall be in writing and delivered personally (including by courier) or mailed by registered or certified mail, return receipt requested and postage prepaid, to the party to which directed at its address as set forth at the beginning of this Agreement or at such other address of which such party has given notice to the other party in the manner provided in this Section 6.A.

         B. Neither this Agreement nor any interest herein may be assigned by ABC without prior written consent of CFM. Except to the extent that CFM may delegate the performance of certain of its obligations under Section 1.B. hereof to Outside Agents, neither this Agreement nor any interest herein may be assigned by CFM without the prior written consent of ABC. Subject to the foregoing, this Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by and against, the parties hereto and their respective successors and assigns.

         C. In no event whatsoever shall any officer, director, employee or shareholder of a party hereto have any liability with respect to any of such party's obligations under this Agreement. In the event a party hereto (the "Damaged Party") shall suffer any damages, or have any claim or cause of action against another party hereto (the "Defaulting Party"), on account of any breach or violation of this Agreement by such Defaulting Party, the remedy and recovery of the Damaged Party shall be limited to the assets and property of the Defaulting Party.

         D. This Agreement, including all exhibits and Schedules hereto, constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, merging herein all prior arrangements, negotiations and agreements and superseding all prior agreements and understandings, either oral or written, with respect to the subject matter hereof. There are no representations, warranties, promises, covenants or understandings with respect to such subject matter other than those expressly set forth herein.

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    E.    Neither this Agreement nor any condition, term or provision hereof may be changed, modified, waived, discharged or terminated except by, and as provided in, a written instrument, signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought to be enforced. No waiver of a breach of any provision hereof or a default under any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of any kind or nature.

    F. No delay, act or failure to act on the party of a party hereto to enforce its rights hereunder shall be construed as a waiver of such party's rights hereunder.

    G. All disputes hereunder shall be determined in accordance with the expedited dispute resolution procedure of the then existing Commercial Arbitration rules of the American Arbitration Association in Pennsylvania.

    H. All Schedules and Exhibits annexed to this Agreement shall be deemed incorporated herein and made a part hereof and, except as the terms and provisions herein are inconsistent with the terms and provision in any such Schedules, the terms and provisions contained herein shall be deemed incorporated in and made a part of such Schedules.

    I. Irrespective of the residence, domicile, jurisdiction or incorporation or formation or place of doing business of either party hereto, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Pennsylvania applicable to contracts executed and to be wholly performed within that State, without giving effect to the conflict of laws principles thereof.

    J. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed an original and all of which together shall be deemed to be one and the same instrument.


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     K. The captions and headings in the Agreement are for reference purposes only and shall not affect the meaning of interpretation of this Agreement or of any provision hereof.

     IN WITNESS WHEREOF, each of the parties hereto, intending to be bound hereby, has caused this Agreement to be executed by its officer thereunto duly authorized, as of the date indicated.

ADVANTA BANK CORP.             CFM DIRECT

BY: /s/ Mark Hales           BY: /s/ William R. Aylesworth
--------------------         ------------------------------
    MARK HALES                   WILLIAM R. AYLESWORTH
    PRESIDENT                    PRESIDENT

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                                   AMENDMENT
                                       To
                           Direct Marketing Agreement
                                    Between
               Advanta Bank Corp. ("ABC") and CFM Direct ("CFM")
                            Dated December 15, 1999

    This Amendment is made as of the 1st day of May, 2002, by and between ABC and CFM.

    WHEREAS, ABC and CFM entered into a Direct Marketing Agreement dated as of December 15, 1999 (the "Agreement"); and

    WHEREAS, the commercial credit products offered by ABC have expanded from those products contemplated by the Agreement; and

    WHEREAS, the parties desire to amend the Agreement as set forth below.

    NOW THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, and intending to be legally bound thereby, ABC and CFM agree as follows:

    1. The first sentence of Section 1(A) shall be deleted and replaced by the following language:

           "CFM shall develop and execute marketing programs to attract prospective commercial Customers to obtain ABC's commercial credit products including, but not limited to, lines of credit and credit cards displaying either the MasterCard, VISA or other brand. The marketing services provided by CFM shall include, without limitation, creative development, list sourcing, list processing, and file audits."

    2. All references in the Agreement to "credit card(s)" shall hereby include any an all credit products of ABC for which marketing services may be provided by CFM as directed by ABC from time to time.

    3. All terms and conditions of the Agreement not addressed in this Amendment shall remain in full force and effect. The terms of this Amendment shall prevail in the event of any inconsistency between this Amendment and the Agreement.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this amendment to be executed by their duly authorized representatives as of the date first above written.

ADVANTA BANK CORP.                                     CFM DIRECT


By: /s/ Mark W. Wlaz                                   By: /s/ David R. Furlong
    ----------------                                       --------------------

Name:  MARK W. WLAZ                                    Name:  DAVID R. FURLONG
     ---------------                                        -------------------

Title:     VP                                          Title:        VP
      --------------                                          -----------------